Exhibit 10.21

Agreement No.:

Naquhua Business Cooperation Agreement

Party A: Anquying (Shanghai) Investment Consulting Co., Ltd.

Legal representative: HAN Jiading

Registered Address: Room 309-B, No.89 Yunling East Road, Putuo District, Shanghai

Contact: CAI Shujun

Tel: ***********

Party B: Xi’an Quxie Financial Services Co., Ltd.

Legal representative: YANG Miao

Registered Address: A2402-40, Block B, Kairui Building, Mingguang Road, Economic and Technological Development Zone, Xi’an

Contact: HAO Xinhua

Tel: ***********

Naquhua Business Cooperation Agreement	December 25, 2017

This Agreement was signed on December 25, 2017 in Haidian District, Beijing.

Whereas:

Party A is a personal credit technology service company that is qualified to work with a number of financial institutions to provide credit-related technical services.

Party B is a limited liability company established in accordance with the law of the People’s Republic of China. Party B and its affiliates (collectively “Party B” under this Agreement), together with other cooperative institutions, develop and operate the Naquhua products and jointly provide the online travel finance services to Users.

In order to give full play to the advantages of both Party A and Party B in their respective fields and jointly promote the in-depth cooperation in the field of Internet finance, both parties, based on the principle of mutual benefit, win-win outcome and harmonious development as well as on the basis of voluntariness, equality and integrity, reach the following agreement through amicable consultation on the “Naquhua” cooperation issues and promise to strictly abide by the following regulations and assume their respective rights and obligations.

Chapter I  Definition of Terms

Unless otherwise expressly stated in the text of this Agreement, the terms used in this Agreement are defined as follows:

1.1                               Naquhua: refers to the product that provides credit service to Users based on consumer scenarios developed and operated by Party B. Party B has the right to adjust the marketing name of the product from time to time and apply the cooperation under this Agreement to the new marketing name without obtaining the consent of Party A separately.

1.2                               Naquhua platform: refers to all platforms and/or applications embedding in Naquhua which can use Naquhua for consumption payment, including but not limited to Qunar.com (www.qunar.com), Ctrip (www.ctrip.com) and other platforms and/or applications. Party B has the right to adjust the access to Naquhua from time to time. Party B shall obtain Party A’s consent before creating any additional access to Naquhua, and the two parties do not need to sign a cooperation agreement separately.

1.3                               User: refers to individual Users who register in Naquhua platform, are at the age of 22 years and above, accept the Naquhua User Agreement, agree to use Naquhua services and have completed the bank card binding procedure.

1.4                               Using Naquhua for payment: refers to the activity using Naquhua as a payment method so as to enjoy deferred payment or installment service provided by Naquhua when Users buy goods or accept services on the Naquhua platform from the merchants.

1.5                               Credit Limit: refers to the maximum credit limit that is ratified by the Service Provider based on the information provided by the User and the legally obtained data and can be recycled by the User.

1.6                               Consumption: refers to the activity in which the User buys goods or accepts services and makes payment on Naquhua platform.

1.7                               Consumption principal: refers to the corresponding amount of the consumption which is on the Naquhua platform and definitely needs to be paid by the User (based on the order generated on the Naquhua platform).

1.8                               Consumption accounting day: refers to the date on which the User uses Naquhua for payment; the consumption accounting day is subject to the electronic information generated by Naquhua.

1.9                               Account period: refers to the period from the consumer billing date to the due payment date. In the delayed payment mode, the account period refers to the consumer billing date to the latest payment date promised by the User (up to 30 days); in the installment mode, the account period refers to the consumer billing date of each payment to the date of payment of the latest payment.

1.10                        Due date of payment: the latest date on which the User should pay. In the delayed payment mode, the due date of payment is the latest payment date promised by the User. Under the installment mode, the due date of payment is the latest date of each payment.

1.11                        Deferred payment: refers to a payment method by which a User promises to pay the full amount of his/her consumption principal on or before the date confirmed by the User when using Naquhua.

1.12                        Delayed payment period: refers to the actual days between the payment date and payment due date when the User chooses to postpone the payment. The Service Provider will conduct the comprehensive assessment based on the User’s credit status, but such maximum period may not exceed 30 days.

1.13                        Installment: refers to the payment method of which the User divides the consumption principal into a number of payments, and the Service Provider charges fees in accordance with the provision thereof.

1.14                        Number of Installments: refers to the number of month that the User chooses to pay installments, such maximum may not exceed 12 months.

1.15                        Service fee: refers to the service fee that the User has to bear and pay to the Service Provider when they choose using Naquhua. The service fee rate shall be calculated by Party A according to the User’s risk and suggestions made therefrom will also be provided to the Service Provider. At the discretion of the Service Provider, Party B will show the User the corresponding service fee amount and rate when the User applies for the Naquhua payment account.

1.16                        Service provider: refers to an organization that has the ability and qualification to issue loans over the Internet or to provide Users with installment services based on factoring business. Party A and Party B will sign the Naquhua Cooperation Framework Agreement with the actual Service Provider separately as an attachment to this Agreement.

Chapter II Cooperation Issues

2.1                               Party A and Party B jointly carry out Naquhua business cooperation for personal online travel products together with the Service Provider through their respective technical capabilities. Party A and Party B should employ the Naquhua platform, together with the Service Provider, to complete the online credit rating system transformation and development.

2.2                               Based on the real transaction of the User on the Naquhua platform and solely decided by the Service Provider whether to provide Users with installment services by means of accepting the creditor’s right or entrusting payment for consumer loans. Party A shall provide technical services and assist the Service Provider to carry on the evaluation of the credit limit and the calculation of the service rate for the reference of the Service Provider. User repayment method is divided into delayed payment (up to 30 days) and installments; as for installments, the User pays the installment service fees or interest to the Service Provider.

2.3                               If the User who uses Naquhua for payment fails to repay the consumption principal and/or service fee on time within the account period, Party B shall provide necessary assistance to the extent permitted by law and authorized by the User when the Service Provider collects debts independently or entrusts Party A to do so. However, neither Party A nor Party B shall bear the risk of overdue or bad debts of accounts receivable.

Chapter III Target Users

3.1                               User Screening: The User screening rules are formulated by the Service Providers themselves and Party A shall provide the necessary assistance. Party B selects the target Users who meet the criteria according to the User screening rules, and Party A will deliver the information of different Users and the risk assessment suggestions to the corresponding Service Providers according to the specific needs of different Service Providers. Party A shall ensure that the delivery range of User information is controlled within a reasonable and necessary degree. Party B shall ensure that the target User has undergone the real-name authentication. Party B shall ensure the authenticity of the identity of the target User and guide the User to complete the bank card binding procedure or other payment methods for collection and repayment through the platform account of Party B. Party B shall urge Naquhua platform to ensure that the target User and services providers of the target User have not conduct batch registration, batch authentication, peer accounts, cash out, transaction cheating, abnormal consumption, false orders, high frequency orders, high frequency chargeback and other frauds or risks on Naquhua platform. Party B shall also assist the target User in signing the corresponding documents meeting the requirements of Party A and Service Providers after the target User completes logging in and identity verification.

3.2                               User marketing: both parties agree that Party B will screen out eligible Users for marketing according to User screening rules, and the marketing plan shall be agreed upon by both parties. Party B shall be responsible for the specific marketing work. Marketing methods include, but are not limited to, text messages, telephone calls and emails. Where Party B and its employees conduct marketing to the target User, the consent or request of the information receiver shall be obtained as a precondition. Party A shall have the right to collect and store the User’s information under the authorization of the User, and may, after informing Party B, use the information for the marketing of Party A’s other products within the User’s authorization.

3.3                               Information provision: Party B shall provide Party A with the User’s identity information, including but not limited to ID information, consumption statistics, etc. to the extent permitted by the law and authorized by the User.

Chapter IV Business Process

4.1                               Users who apply for Naquhua payment shall provide their true information and other related materials in accordance with the business rules and corresponding process requirements of Naquhua and authorize Party A and Party B to collect, keep and use their personal information and related comprehensive credit information through legal means.

4.2                               Party A may conduct risk assessment on the User according to the information provided by the User and other information collected by Party A, and provide the Service Provider with the credit limit for the reference of the Service Provider.

4.3                               The User may choose two payment methods, that is, the deferred payment or installment payment when using Naquhua for payment, and the application of using Naquhua for payment submitted by the User shall be regarded as the valid service offer to the Service Provider.

4.4                               Party A shall, according to the specific requirements and actual conditions of the Service Provider, deliver the User information and risk assessment suggestions to the corresponding Service Providers. If a Service Provider refuses to provide Naquhua service for the User, Party A may assign the User to other Service Providers. Party A shall ensure that the delivery range of User information is controlled within a reasonable and necessary degree. If the Service Provider agrees to provide the service, Party A shall assist the Service Provider to issue an instruction to Party B. Party B shall make the corresponding creditor’s mark according to the instructions of the Service Provider and Party A in the Naquhua system.

4.5                               If the User chooses the deferred payment, he/she only needs to pay the service repayment principal on or before the due date; if the User chooses the installment payment, he/she may apply for the monthly installment of the consumption principal (up to 12 installments), and shall pay the Service Provider appropriate interests and service fees. Party B shall take full advantage of the Naquhua platform to display to the User the above interests and service fees. Party A shall generate repayment schedule and feedback it to Party B based on the consumption principal in accordance with the service period, service rate approved by the Service Provider, and Party B will display to the User the said through the Naquhua platform.

4.6                               The User’s single expense account period shall commence from the consumer billing date. Both parties agree that if the Service Provider is a commercial factoring company, Party A and Party B shall assist the Service Provider to complete the assignment of the receivables arising from the credit sales on the Naquhua platform within the account period, provided that the Service Provider shall cooperate with the Naquhua Platform and meet the requirements of the merchants to sign the necessary documents. Party B shall assist the factoring company to obtain the authorization of the merchants who open the “Naquhua” business and agree to transfer their receivables to the factoring company and inform the User in an appropriate manner that they have transferred the receivables to Party A.

4.7                               Party A shall assist the Service Provider to pay the designated account of Party B for settlement with the merchant on the day next to the consumer billing date by paying the consideration of the receivable or the consideration of the loan issued to the User.

4.8                               Party B shall inform the User that the User can only repay the Service Provider through Naquhua, and Party B shall pay the full repayment to the designated account of the Service Provider the next day after receiving the repayment (including the principal, interests, service fee, etc.) from the User. After the repayment of the User is completed, Party B shall inform Party A and the Service Provider of the User repayment. Party A shall assist the Service Provider to confirm and resume the User’s credit limit promptly, and shall promptly send back the updated credit limit and the new repayment schedule to Party B.

4.9                               Users who apply for early settlement of all or part of the principal shall pay the corresponding service fee. If Users return all or part of the goods, the refund shall be determined by Naquhua platform or in accordance with the designated policies of the merchants. Party B shall pay the full refund of the merchant to the account of the Service Provider or the designated account of Party A. Party A shall be responsible for coordinating the settlement between the Service Provider and the User, restoring the corresponding credit limit of the User and generating a new repayment schedule which shall be displayed to the User by Party B.

4.10                        If there is no other agreement, and the User makes partial repayments, and Party B shall offset it according to the liquidated damages (if any), the service fee or interest, and the principal of consumption.

4.11                        When the User repayments are overdue, the Service Provider will initiate the collection work or entrust Party A to collect repayment from the User. Party B shall assist the Service Provider and Party A’s collection work and provide the necessary User information and relevant materials so as to facilitate the collection work.

Chapter V Declaration and Guarantee

5.1                               Declaration and guarantee of Party A

5.1.1                     Party A is a legally established and existing limited liability company, Party A has the appropriate technical qualifications and ability to collaborate with the Service Provider to provide Users with the Naquhua services under this Agreement.

5.1.2                     Party A is not responsible for accepting complaints from Users on the consumption, platform services, purchased products and service quality of the Naquhua platform, but it can assist the User to contact Party B.

5.1.3                     The trademark, LOGO, business name or related patterns and combinations thereof provided by Party A to Party B shall only be used by Party B for the purposes specified in this Agreement. Party A does not grant Party B any right to use the trademarks, LOGO, business names or related patterns and combinations thereof in any manner unless otherwise authorized in writing by this Agreement.

5.1.4                     Party A shall assist the Service Provider and provide the special data list required for the completion of the business to Party B for inquiry through the data interface as well as adopt such security measures as special line communication and message encryption to conduct management.

5.1.5                     Party A shall guarantee that the interface service is stable and inform Party B 1 working day in advance before the system upgrade or downtime maintenance, and such upgrade and maintenance tasks will be implemented upon Party B’s confirmation. Party A will cease providing the services under this Agreement during system maintenance.

5.1.6                     After the applicant completes the credit limit application and signs the Naquhua Service Agreement (the content of which is reviewed and approved in written by the Service Provider), the Agreement with respect to the Naquhua products signed by the User and the Service Provider shall not be modified without the written consent of Party B.

5.1.7                     Party A shall ensure that the changes to the business rules, interface documents and system technical logic related to the Naquhua products shall be promptly delivered to Party B and confirmed by Party B before proceeding.

5.1.8                     Without the consent of Party B, Party A shall ensure that the transaction information between the User and the Service Provider will not be leaked to any third party other than Party A, Party B and the relevant Service Provider.

5.1.9                     Party A shall, upon receiving the information of the applicant provided by Party B, complete the evaluation of the qualification of the applicant in a timely manner according to the methods and procedures approved by Party A and Party B, and submit the evaluation suggestion (including credit limit, amount, service rate, term and other factors) feedback to the Service Provider, and upon the approval of the Service Provider, assist the Service Provider to feedback such information to Party B.

5.1.10              Party A shall provide the basic information and funds demand of the User for the Service Provider in a real time manner and shall be responsible for providing the User with repayment management service without Party B’s interference. Party A shall ensure that the delivery range of User information is controlled within a reasonable and necessary degree.

5.1.11              Party A shall conduct a basic review of the Service Provider to ensure that the Service Provider has the ability and qualification to provide the User with installment consumption services.

5.2                               Declaration and guarantee of Party B

5.2.1                     Party B is an enterprise legally registered in the State Administration for Industry and Commerce and is authorized to conduct the business under this Agreement.

5.2.2                     Party B has established an effective test mechanism of external attack detection and the business processing server shall be set within the territory of the People’s Republic of China. If it is set up outside the country, the facilities and equipment that can record and store business transaction data shall be set up in the People’s Republic of China. In case of a legal dispute, the said facilities and equipment shall meet the requirements of investigation and evidence collection by the Chinese judiciary.

5.2.3                     Party B shall ensure that the password authentication used by Party B in the system of Party B is a reliable electronic signature and Party A can determine the User’s identity and instructions accordingly.

5.2.4                     Party B shall ensure that the interface documents and business data provided by Party A shall be kept confidential and shall not be divulged. When using the interface services provided by Party A, Party B shall comply with the specifications and instructions of the interface documents, and shall not use the interface for business processes beyond the descriptions of the interface documents; if there is any objection to the interface document, such objection must be proposed in advance.

5.2.5                     Party B shall deduct the User’s repayment funds according to the instructions of the Service Provider and Party A. When the instruction of the Service Provider conflicts with that of Party A, the instruction of Party A shall prevail. Party B shall not take any responsibility for disputes between Party A and the Service Provider.

5.2.6                     Party B promises not to disclose the transaction information between the User and Party A to any third party other than Party A and the Service Provider (other than Party B’s affiliates and the necessary third parties providing the service) .

5.2.7                     Party B guarantees that the interface service provided by the Party B is stable. Party A shall be notified in advance before carrying out system upgrade, commissioning or downtime maintenance and only upon the confirmation of Party A, may the upgrade and maintenance tasks be implemented.

5.2.8                     Party B shall use a unified service telephone, domain name, SMS number, etc. as far as possible. Party B shall specify the legal channels for the User to initiate the business, the handling of contingencies, and the contact information in the agreement signed with the User.

5.2.9                     Party B shall, in accordance with the request of Party A, fully display to the User the contents of the Naquhua Service Agreement confirmed in writing by Party A and the Service Provider, informing the User of the possible consequences and risks of default.

5.2.10              Party B is not responsible for accepting complaints from Users on issues such as consumption, platform services, purchased products and service quality of the Naquhua platform, but Party B may assist the User in contacting the Naquhua platform or the merchant.

Chapter VI Rights and Obligations of the Parties

6.1                               Rights and Obligations of Party A

6.1.1                     Party A shall send to Party B the basic information (including but not limited to the business licenses, business scopes, relevant qualifications and certificates) of the Service Providers as per the requirement of Party B prior to the commencement of the cooperation hereunder. When adding a new Service Provider, Party A shall supply the basic information of such Service Provider as per the requirement of Party B for Party B’s review.

6.1.2                     Party A shall be entitled to require Party B to supply the relevant records of consumption and settlement results of payments of the Users making payments with Nuquhua at its online store within the authorizations of Users, which will be used by Party A to assess the risks of the Users.

6.1.3                     Party A shall be entitled to accept the entrustment by the Service Providers to and, as per their requirements, conduct the collection works against the specific overdue Users, and require Party B to render necessary assistance. Party A undertakes that it shall not make collection by such means as using violence, intimidation, insult, libel or harassment.

6.1.4                     Party A shall be entitled to require Party B to fairly treat the Users consuming at its online store by using the payment method “Nuquhua”.

6.1.5                     Party A shall be obligated to cause the Service Providers to timely pay the consideration for acquiring the accounts receivable to the merchants at Party B’s platforms or advance the consideration for the commodities or services to the merchants at the Nuquhua Platform.

6.1.6                     Party A shall be entitled to unilaterally decide to suspend or terminate the services of Nuquhua hereunder for and on behalf of the Service Providers without any liability for breach; if Party A has evidence to prove that Party B conducts acts of batch false or fraudulent transactions via the accounts of the merchants at the Nuquhua Platform or other acts maliciously impairing the interests of Party A or the Service Providers.

6.1.7                     Party A shall be entitled to adjust or cease the newly added business scale of “Nuquhua” hereunder (including but not limited to requiring Party B to enlarge or reduce the number of Users to be pushed or assist the Service Providers in changing the standards for the application qualifications of the newly added Users) and notify Party B within 15 business days prior to such adjustment.

6.1.8                     Party A will agree with the Service Providers on the supply of technical services of credit loans and the receipt of fees from the Service Providers, and Party B shall not interfere.

6.1.9                     Party A shall assume the responsibilities for keeping confidential all information regarding Party B and the Users received during the cooperation. Party A undertakes that the personal information, credit data and transaction information regarding the Users received from Party B during the cooperation of business may only be used for the purpose of the cooperation hereunder to the reasonable and necessary extent. Without the written consent of Party B and authorizations of the Users, Party A and its staff shall not supply to any third party or use any relevant information for any purpose other than the purpose agreed herein, and shall not illegally sell or purchase, or spread or otherwise reveal the information of the Users.

6.2                               Rights and Obligations of Party B

6.2.1                     Party B shall keep confidential and shall not reveal the materials supplied by Party A unless otherwise provided herein.

6.2.2                     Party B shall, as per the requirement of Party A, complete the development of the interface connecting the system of Party B and the system of Party A.

6.2.3                     Party B shall, as per the requirements of Party A and the Service Providers, present to the Users such contracts as required to sign and repayment schedules under the services of “Naquhua”, and remind the Users of such circumstances as the change to the repayment schedules by messages, in-station letters and other means.

6.2.4                     Party B shall display the LOGO of Party A at such places on the pages of Party B’s platform as agreed by the parties so as to facilitate the applicants to use the services of “Naquhua”.

6.2.5                     Party B shall be entitled to, by combining the actual circumstances of the development of the business of Naquhua, adjust the partial or entire functions of Naquhua, and maintain and update the access channels, various usage functions, service scope and procedures and etc. of Naquhua.

6.2.6                     Any personal information regarding the Users supplied by Party B to Party A due to this cooperation, without the consent of the Users, shall not be used by Party A for any purpose other than for the provision of the services of “Naquhua” to the Users, otherwise, Party A shall solely assume the consequences arising therefrom including all direct losses incurred by Party B as a result of the complaints lodged by the Users against Party B.

6.2.7                     Party B will not assume the overdue or bad debt risks of accounts receivable after the Users apply for the services of “Naquhua”.

6.2.8                     Party B shall transfer the repayment funds of accounts receivable to the corresponding bank accounts as per the instructions of Party A and the Service Providers. The instructions of Party A shall prevail in case of conflict between the instructions of Party A and the Service Providers, and Party A shall independently assume the disputes and issues arising therefrom between it and the Service Providers.

Chapter VII Payment of Fees

7.1                               Application Technical Service Fee

With respect to the Users activated and applying for making payments by using Naquhua via Qunar.com after August 18th, 2018, Party A shall pay Party B the application technical service fee as per the standard of *** Yuan for each first consuming client.

With respect to the Users applying for making payments by using Naquhua via Ctrip.com, Party A shall pay Party B the application technical service fee respectively for each User to be activated and when each activated User first consumes as per the following standards for fee:

Amount of Funds Brought about by Party A in the Previous Month (Unit: ten thousand Yuan)	Application Technical Service Fee (each client)
***	***
***	***
***	***
***	***
***	***

7.2                               Marketing Technical Service Fee:

With respect to the Users making payments by using Naquhua via Qunar.com, Party B will charge the marketing technical service fee as per the following standards:

The parties will make the statistics of the proportion of installments for calendar months (the proportion of installments = the amount of services corresponding to the method of repayment by installment selected by the Users ÷ the aggregate amount of services for the Users making payments by using Naquhua via Qunar.com), and if the proportion of installments for the previous month is less than *** %, then Party B will not charge the marketing technical service fee for the current month; and if the proportion of installments for the previous month equals to or is more than *** %, then the marketing technical service fee for the current month = the interest actually paid by the Users to the Service Providers cooperating with Party A for the current month (including the service fee for installments) × *** %.

With respect to the Users making payments by using Naquhua via Ctrip.com, the marketing technical service fee payable by Party A to Party B shall be the interests actually paid by the Users to the Service Providers cooperating with Party A for the current month (including the service fee for installments) * the proportion of service fee. The proportion of service fee is listed as follows:

Proportion of Newly Added Assets of Installments (as per the proportion in the amount of loans made)	Proportion of Marketing Technical Service Fee
***	***
***	***
***	***
***	***
***	***

7.3                               Settlement of Users Repayment Technical Service Fee

With respect to the Users making payments by using Naquhua via Qunar.com, Party A will bear the corresponding technical service fee when the Users conduct the repayment operation on the due dates for payment. Party B agrees to charge the repayment technical service fee by giving a discount in accordance with the scale of funds provided by the Service Providers for each month; the specific proportions are listed as follows:

Amount of Funds provided by the Service Providers for the Previous Month (ten thousand Yuan)	Proportion of Discount in the Repayment Technical Service Fee	Standards for the Repayment Technical Service Fee
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

Such service fee will not be charged with respect to the orders of Users the amount of a single payment of which equals to or is less than *Yuan.

With respect to the Users making payments by using Naquhua via Ctrip.com, Party A will bear the corresponding technical service fee when the Users conduct the repayment operation on the due dates for payment; the standards for such fees are listed as follows:

Type of Bank Card of Served User	Rate of Fee
Debit card / credit card

*** % × the aggregate amount of repayments

(the aggregate amount of repayments refers to all sums paid by the Served Users, including but not limited to the principal of repayments + service fee + liquidated damages)

Such service fee will not be charged with respect to the orders of Users the amount of a single payment of which equals to or is less than *** Yuan.

7.4                               Settlement

Party B will, prior to the fifth day of each month, inform Party A of various technical service fees accruing in the previous month; Party B shall issue a formal invoice bearing the corresponding amounts and items after Party A confirms that such fees are correct; Party A will pay such technical service fees to the account designated by Party B under Clause 7.7 hereof within 10 business days after receipt of the aforesaid invoice. If disagreeing with the data, Party A shall notify Party B in writing and provide the evidence related thereof within 5 business days after receipt of the document of account reconciliation; the parties shall cooperate to ascertain the reason, and after they confirm their agreement, the adjustment will be conducted based on the actual data. If they fail to reach an agreement after the investigation, the results of statistics made by Party B shall prevail.

7.5                               Settlement Banks of Party A and Party B

The account information of Party A is listed as follows:

Account name of Party A: Anquying (Shanghai) Investment Consulting Co., Ltd.

Bank name of Party A: China Merchants Bank, Shanghai Branch

Bank account number of Party A: ***************

The account information of Party B is listed as follows:

Account name of Party B: Xi’an Quxie Financial Services Co., Ltd.

Bank name of Party B: China Guangfa Bank Co., Ltd., Xi’an Branch, Department of Business

Bank account number of Party B: ***************

Chapter VIII Confidentiality

8.1                               Unless otherwise provided herein, each party hereto shall keep confidential the technical data, trade secrets, information of development, plans of products, services and lists of clients of the other party and its affiliates, and clients, suppliers and their lists, software, development, inventions, software, formula, technology, design, drawings, engineering management, information of hardware configuration, information of personnel, marketing, finance and other information of business it has access to, becomes aware of or acquires due to this Agreement or the factors related to this Agreement.

8.2                               Each party agrees that at any time during the negotiation and formation of this Agreement, during the term of this Agreement and after the termination of this Agreement, without the prior written consent of the other party, it shall not disclose or reveal the details of the business cooperation regarding this cooperation or any confidential information of the other party to any natural person, legal person or other organizations.

8.3                               Such obligations of confidentiality shall survive the invalidity, early termination, discharge or impracticability of this Agreement.

Chapter IX Liabilities for Breach and Disclaimer

9.1                               Party A shall pay Party B the late fee amounting to ***% of the overdue sum for each overdue day if failing to pay any sum to Party B.

9.2                               Party B shall be entitled to immediately terminate this Agreement if Party A or its staff uses the personal information (including but not limited to such information as the names, identity card numbers, contact methods and bank card numbers of the Users) or credit data of the Users in violation of the regulations of the laws or the provisions hereof, or without the consents of Party B and the Users, sends messages to the Users or push and lead them to download app, receive pocket money and open accounts or conducts acts of marketing and promotion to the Users in any manner, or Party A violates the provisions under Clause 6.1.3 or Clause 6.1.9 hereof. At the same time, Party A shall settle the disputes arising therefrom, including but not limited to the legal actions or administrative penalties related thereof initiated by the third parties or relevant administrative agencies against Party B or its affiliates. If Party B or its affiliates firstly assume the legal liabilities to the third parties or undertake the penalties imposed by the administrative agencies, Party A shall assume the joint and several liabilities for indemnifying all direct losses incurred by Party B and its affiliates (including but not limited to any direct losses, indirect losses, relevant lawyers’ fee and fees of investigation). Prior to the settlement of such disputes, Party B or its affiliates shall be entitled to suspend the payment or refund all fees for the cooperation with Party A, and may deduct therefrom the aforesaid liquidated damages and indemnities.

9.3                               Party A, Party B or the Service Providers will not assume to each other any liability for breach or indemnity if not able to normally operate due to the occurrence of any of the following circumstances and resulting in the failure to provide the services of products to Party B or failure to timely provide the services of payment settlement hereunder; such circumstances include but are not limited to:

(1)                                 during the maintenance of service networks;

(2)                                 the inability to transmit data due to the malfunction of telecommunication equipment;

(3)                                 the failure of Party A to timely complete the payment due to the bank;

(4)                                 the inability to conduct the business due to the malfunction of the system caused by typhoon, earthquake, seaquake, flood, interruption of supply of electricity, war, terrorist attack or other force majeure;

(5)                                 the interruption or delay of services due to hacker attack, or technical adjustment or malfunction or upgrading of networks of the telecommunications sector or other relevant agencies or enterprises or public institutions which are relied on by Party A in terms of the information technology, or problems on the part of banks.

After the occurrence of a circumstance provided under this clause, Party A shall conduct the relevant payment settlement to Party B pursuant to the provisions under Chapter 7 hereof not later than the 10th business day after the disappearance of such circumstance. Otherwise, Party A shall pay Party B the late fee amounting to *** % of all sums which shall be settled for each overdue business day.

If it’s necessary to cease this cooperation of “Naquhua” business due to the occurrence of such circumstance, the parties shall negotiate to reach an agreement for jointly terminating this cooperation to the user companies and jointly deal with the consequences of this cooperation appropriately, and the disputes with the Users arising therefrom shall be jointly assumed by the parties.

9.4                               If Party A fails to provide the agreed services due to the promulgation of or change to ordinances or policies by the competent national authorities during the term of this Agreement, it will not be deemed to constitute a breach, and the parties may amend the contents of this Agreement or terminate this Agreement in advance in light of the relevant ordinances or policies.

Chapter X Notices and Service

10.1                        Any notice, requirement or letter made or sent by any party hereunder shall be delivered or sent to the other party in writing (including such means as email); the contact information of the relevant parties is listed as follows:

Party A: Anquying (Shanghai) Investment Consulting Co., Ltd.

Contact person: Cai Shujun

Tel: ***********

Email: ****************

Office address: F2 Pintai, East Gate, Yingke Center, Workers’ Stadium North Road, Chaoyao District, Beijing

Party B: Xi’an Quxie Financial Services Co., Ltd.

Contact person: Hao Xinhua

Tel: ***********

Email: ****************

Office address: F17, Weiya Building, No. 29 Suzhou Street, Haidian District, Beijing

10.2                        Any notice, requirement, instruction or other documents shall be made in writing and shall be deemed to have been served:

(1)                                 when signed and received by the receiving party if sent by hand.

(2)                                 when the transmission system of the sending party confirms that the transmission is successful if sent by fax or other wire transmission (the receipt is confirmed) methods.

(3)                                 on the third day after having been posted if sent by a prepaid registered mail within a same city, or on the fourth day after having been posted if sent to other places of the country, or on the fifth day after having been posted if sent to Hong Kong, Macao or Taiwan region, or on the seventh day after having been posted if sent overseas to other countries or regions.

(4)                                 on the second day after having been sent if sent by an express mail through express courier within a same city, or on the third day after having been sent if sent to other places of the country, or on the fourth day after having been sent if sent to Hong Kong, Macao or Taiwan region, or on the sixth day after having been sent if sent overseas to other countries or regions.

10.3                        If any party does not provide in advance or supplement its correspondence address and/or addressee to the other party, or its correspondence address provided in advance is erroneous, or there is delay or loss occurring during the post, the other party will not assume any liability for such delay or non-delivery.

Chapter XI Miscellaneous

11.1                        The parties and their affiliates shall strictly comply with the relevant laws and regulations applicable to them for the performance of this Agreement, including but not limited to the laws and regulations regarding anti - corruption and self-discipline. The parties confirm that the act of either party violating the foregoing provisions shall be deemed as a breach and the other party shall be entitled to require it to timely rectify, report to the competent regulatory authorities and terminate this Agreement. If the breach of either party causes impairment to the other party, it shall indemnify the losses.

11.2                        This Agreement shall become effective at zero hour of December 26th, 2017 and remain valid until August 31st, 2020. After its expiry, this Agreement will be automatically renewed for one year if the parties do not raise objection in writing, or if either party raises objection, it may notify the other party in writing 30 days prior to the expiry of this Agreement that the Agreement will be terminated upon its expiry or a new agreement will be executed separately. This Agreement may be renewed for couple of times provided that the term for each renewal does not exceed 12 months.

11.3                        This Agreement and the schedules hereto constitute the entire agreement between the parties with respect to the subject matter hereunder and shall supersede all previous discussions, negotiations and agreements between the parties with respect to the subject matter hereunder.

11.4                        This Agreement is made in duplicate of the same legal effect, with Party A and Party B respectively holding one.

11.5                        The parties may execute supplementary agreements on the matters not defined herein, and such supplementary agreements will be the integral part of this Agreement.

11.6                        Any dispute arising during the performance of this Agreement shall be firstly settled through the amicable negotiation between the parties; if such negotiation fails, either party may initiate a lawsuit to the People’s Court having jurisdiction in the place where this Agreement is executed (Haidian District, Beijing).

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Party A: Anquying (Shanghai) Investment Consulting Co., Ltd. (seal)

/s/Anquying (Shanghai) Investment Consulting Co., Ltd.

Date:

Party B: Xi’an Quxie Financial Services Co., Ltd. (seal)

/s/Xi’an Quxie Financial Services Co., Ltd.

Date: December 25th, 2017